Exhibit 99.1

Leading Bitcoin ATM Operator Bitcoin Depot Announces Retail Partnership with GetGo® Café + Market

Bitcoin Depot Plans to Install 125 Bitcoin ATMs in GetGo Locations Throughout Midwest and Mid-Atlantic

March 21, 2023 08:30 ET | Source: GSR II Meteora Acquisition Corp.

ATLANTA, March 21, 2023 (GLOBE NEWSWIRE) — Lux Vending, LLC dba Bitcoin Depot Inc. (“Bitcoin Depot”), a U.S.-based Bitcoin ATM (“BTM”) operator and leading fintech company, today announced a partnership with GetGo® Café + Market, an innovative, food-first convenience store retailer with more than 270 locations throughout western Pennsylvania, Ohio, northern West Virginia, Maryland and Indiana.

Bitcoin Depot plans to install its BTMs into 125 GetGo Café+Market stores in multiple metropolitan areas. This strengthens Bitcoin Depot’s presence throughout the Midwest and Mid-Atlantic.

“We’re thrilled to work with a leading convenience store brand like GetGo to grow the footprint of Bitcoin Depot BTMs across locations in multiple states,” said Bitcoin Depot CEO Brandon Mintz. “We’re confident in our technology’s ability to provide easy and convenient crypto access to GetGo’s existing patrons while adding holistic value to their business and encouraging new customer traffic as well.”

This partnership allows GetGo Café+Market and Bitcoin Depot customers to purchase Bitcoin in easy and accessible locations where a variety of additional amenities are available.

“Providing our guests with high quality foods and the best in convenience is our top priority at GetGo,” said Brandon Daniels, GetGo Public Relations Manager. “We continually look for new ways to better serve them, and new technologies are just one of the ways we can exceed their expectations.”

Bitcoin Depot’s products and services provide an intuitive, quick, and convenient process for converting cash into Bitcoin, giving users the ability to access the broader digital financial system by purchasing Bitcoin. Bitcoin Depot enables users to convert their cash into Bitcoin via BDCheckout through its app and at roughly 7,000 kiosk locations in 48 states and ten Canadian provinces.

About Bitcoin Depot

Bitcoin Depot was founded in 2016 with the mission to connect those who prefer to use cash to the broader, digital financial system. Bitcoin Depot provides its users with simple, efficient and intuitive means of converting cash into Bitcoin, which users can deploy in the payments, spending and investing space. Users can convert cash to Bitcoin at Bitcoin Depot’s kiosks and at thousands of name-brand retail locations through BDCheckout. The company has the largest market share in North America with approximately 7,000 kiosk locations. Learn more at www.bitcoindepot.com.

On August 24, 2022, Bitcoin Depot and GSR II Meteora Acquisition Corp. (“GSRM”), a special purpose acquisition corporation, entered into a definitive agreement for a business combination that would result in Bitcoin Depot becoming a public company listed on the Nasdaq under the ticker symbol “BTM.”

About GetGo Café + Market

GetGo is an innovative, food-first convenience store experience with more than 270 locations throughout western Pennsylvania, Ohio, northern West Virginia, Maryland and Indiana. GetGo offers food and fuel in a variety of models—from open-concept stores to stand-alone kiosks. GetGo Café + Market locations feature an extensive menu of high-quality, made-to-order foods and a market stocked with ready-to-eat meals, packaged goods and convenience items. Many sites offer touchless and tunnel WetGo® car washes. GetGo is headquartered in Pittsburgh, Pennsylvania, and operated by Giant Eagle, Inc. More information, including site maps and menus, is available at www.getgocafe.com.

About GSR II Meteora Acquisition Corp.

GSR II Meteora Acquisition Corp. (NASDAQ: GSRM) is blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. GSRM’s management team is led by co-CEOs Gus Garcia and Lewis Silberman, President Anantha Ramamurti and CFO Joseph Tonnos. The company was formed in partnership with Meteora Capital, an investment adviser specializing in SPAC-related investments. For additional information, please visit www.gsrmet.com.

Not an Offer

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations and timing related to potential benefits, terms and timing of the proposed business combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Bitcoin Depot’s and GSRM’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bitcoin Depot and GSRM. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of GSRM is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Bitcoin Depot; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; Bitcoin Depot’s ability to manage future growth; Bitcoin Depot’s ability to develop new products and services, bring them to market in a timely manner and make enhancements to its platform; the effects of competition on Bitcoin Depot’s future business; the amount of redemption requests made by GSRM’s public shareholders; the ability of GSRM or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors described or referenced in GSRM’s final initial public offering prospectus dated February 24, 2022, its most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 and the definitive proxy statement dated February 8, 2023, in each case, under the heading “Risk Factors,” and other documents of GSRM filed, or to be filed, from time to time with the SEC. If any of these risks materialize or GSRM’s and Bitcoin Depot’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Bitcoin Depot nor GSRM presently know or that Bitcoin Depot and GSRM currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Bitcoin Depot’s and GSRM’s expectations, plans or forecasts of future events and views as of the date of this press release. Bitcoin Depot and GSRM anticipate that subsequent events and developments will cause Bitcoin Depot’s and GSRM’s assessments to change. However, while Bitcoin Depot and GSRM may elect to update these forward-looking statements at some point in the future, Bitcoin Depot and GSRM specifically disclaim any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing Bitcoin Depot’s and GSRM’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where to Find It

The proposed business combination will be submitted to shareholders of GSRM for their consideration. Copies of the definitive proxy statement (a filing of which has been made with the SEC) were mailed to all GSRM shareholders of record as of February 3, 2023, the record date established for voting on the proposed business combination, beginning on February 8, 2023. GSRM plans to file other documents with the SEC and mail other relevant documents to its shareholders of record as of the record date regarding the proposed business combination. GSRM’s shareholders and other interested persons are advised to read the definitive proxy statement and any amendments or supplements thereto, as well as all other relevant materials filed or that will be filed with the SEC, in connection with GSRM’s solicitation of proxies for its special meeting of shareholders to approve, among other things, the proposed business combination, because these documents will contain important information about GSRM, Bitcoin Depot and the proposed business combination. Shareholders may also obtain a copy of the definitive proxy statement, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by GSRM, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Cody Slach or Alex Kovtun, (949) 574-3860, GSRM@gatewayir.com.

Participants in the Solicitation

GSRM, Bitcoin Depot and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from GSRM’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation GSRM’s shareholders in connection with the proposed business combination is set forth in the preliminary proxy statement that has been filed with the SEC. You can find more information about GSRM’s directors and executive officers in GSRM’s final initial public offering prospectus dated February 24, 2022 and filed with the SEC on February 28, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available. Shareholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Contacts:

Investors

Cody Slach, Alex Kovtun

Gateway Group

949-574-3860

GSRM@ gatewayir.com

Media

Zach Kadletz, Brenlyn Motlagh, Ryan Deloney

Gateway Group

949-574-3860

GSRM@gatewayir.com